Exhibit 10.9

EXECUTION VERSION

AMENDMENT AND JOINDER TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS AMENDMENT AND JOINDER TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of July 6, 2020 (this “Amendment and Joinder Agreement”), by and among Driven Brands Funding, LLC, a Delaware limited liability company, (“Issuer”), Driven Product Sourcing LLC, a Delaware limited liability company, Driven Systems LLC, a Delaware limited liability company, 1-800-Radiator Product Sourcing LLC, a Delaware limited liability company, 1-800-Radiator Franchisor SPV LLC, a Delaware limited liability company, Meineke Franchisor SPV LLC, a Delaware limited liability company, Maaco Franchisor SPV LLC, a Delaware limited liability company, Econo Lube Franchisor SPV LLC, a Delaware limited liability company, Drive N Style Franchisor SPV LLC, a Delaware limited liability company, Merlin Franchisor SPV LLC, a Delaware limited liability company, CARSTAR Franchisor SPV LLC, a Delaware limited liability company, Take 5 Franchisor SPV LLC, a Delaware limited liability company, Take 5 Properties SPV LLC, a Delaware limited liability company, Driven Funding Holdco, LLC, a Delaware limited liability company, ABRA Franchisor SPV LLC, a Delaware limited liability company (each, together with the Future Service Recipients (as defined below) after giving effect to Section 1 of this Amendment and Joinder Agreement, a “Securitization Entity,” and together the “Securitization Entities”); Take 5 LLC, a North Carolina limited liability company, Take 5 Oil Change, Inc., a Delaware corporation (and together with Take 5 LLC and the Securitization Entities, the “Service Recipients”), Driven Brands Shared Services, LLC, a Delaware limited liability company, Meineke Car Care Centers LLC, a North Carolina limited liability company, Maaco Franchising LLC, a Delaware limited liability company, 1-800-Radiator & A/C, a California corporation, 1-800-Radiator Franchise, Inc., a California corporation, Econo Lube N’ Tune, LLC, a Delaware limited liability company, Drive N Style, LLC, a Delaware limited liability company, SBA-TLC LLC, a North Carolina limited liability company, Take 5 LLC, a Delaware limited liability company and Take 5 Oil Change, Inc., a Delaware corporation ((solely in its capacity as an Initial Sub-manager hereunder) and together with Driven Brands Shared Services, LLC, Meineke Car Care Centers LLC, Maaco Franchising LLC, 1-800-Radiator & A/C, 1-800-Radiator Franchise, Inc., Econo Lube N’ Tune, LLC, Drive N Style, LLC, SBA-TLC LLC, and Take 5 LLC, the “Existing Initial Sub-managers”); Driven Brands, Inc., a Delaware corporation, as Manager (in such capacity, together with its successors and assigns, the “Manager”), Citibank, N.A., as Trustee (in such capacity, together with its successors, the “Trustee”), FUSA Franchisor SPV LLC (“FUSA Franchisor”), a Delaware limited liability company, and FUSA Properties SPV LLC (“FUSA Properties”), a Delaware limited liability company (each, a “Future Service Recipient” and together, the “Future Service Recipients”); and ABRA Franchising, LLC, a Delaware limited liability company (“ABRA Franchising”), and FUSA, LLC, a California limited liability company (“FUSA” and together with ABRA Franchising, the “Future Initial Sub-managers” and together with the Existing Initial Sub-managers, after giving effect to Section 2 of this Amendment and Joinder Agreement, the “Initial Sub-managers”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers”), and the Trustee have entered into Amendment No. 4 to the Amended and Restated Base Indenture, dated as of July 6, 2020 (“Amendment No. 4”)

WHEREAS, the Co-Issuers, the Trustee and Citibank, N.A. as Securities Intermediary have entered into an Amended and Restated Base Indenture dated as of April 28 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2 thereto, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, and Amendment No. 4, and as the same may be further amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, and together with the Series Supplements thereto and any amendments to such Series Supplements, the “Indenture”), pursuant to which Indenture the Co-Issuers have issued the Series 2015-1 Class A-2 Notes, the Series 2016-1 Class A-2 Notes, the Series 2018-1 Class A-2 Notes, the Series 2019-1 Class A-2 Notes, the Series 2019-2 Class A-2 Notes, the Series 2019-3 Class A-3 Notes, and the Series 2020-1 Class A-2 Notes, and may issue additional series of notes from time to time (collectively, the “Notes”) on the terms described therein;

WHEREAS, in connection with the Indenture, the Issuer, the other Service Recipients party thereto from time to time (other than the Future Service Recipients), the Manager, Driven Brands Shared Services, LLC, Meineke Car Care Centers LLC, Maaco Franchising LLC, 1-800 Radiator & A/C, 1-800-Radiator Franchise, Inc., Econo Lube N’ Tune, LLC, Drive N Style LLC, SBA-TLC LLC, Take 5 LLC and Take 5 Oil Change, Inc. as Sub-managers, and the Trustee have entered into the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Management Agreement”);

WHEREAS, Section 8.3(a) of the Management Agreement provides, among other things, for the amendment of the Management Agreement with the consent of the Service Recipients and the Manager, and the Trustee (acting at the direction of the Control Party), the Service Recipients and the Manager desire to amend the Management Agreement as set forth herein;

WHEREAS, Section 8.7(d) of the Base Indenture provides, among other things, for the amendment of the Management Agreement with the consent of the Control Party, subject to the terms of the Management Agreement; and

WHEREAS, the Control Party has consented to this Amendment and Joinder Agreement.

NOW, THEREFORE, IT IS AGREED:

1.    Joinder. By executing and delivering this Amendment and Joinder Agreement, each Future Service Recipient, as provided in Section 8.16 of the Management Agreement, hereby becomes a party to the Management Agreement as:

(a)    with respect to FUSA Franchisor and FUSA Properties, a Service Recipient thereunder with the same force and effect as if originally named therein as a Service Recipient and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Service Recipient thereunder. Each reference to a “Service Recipient” in the

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Management Agreement shall be deemed to include each Future Service Recipient. The Management Agreement (as amended by this Amendment and Joinder Agreement) is hereby incorporated herein in its entirety by reference.

(b)    with respect to FUSA Franchisor, a SPV Franchising Entity thereunder with the same force and effect as if originally named therein as a SPV Franchising Entity and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a SPV Franchising Entity thereunder. Each reference to a “SPV Franchising Entity” in the Management Agreement shall be deemed to include the Future Service Recipient. The Management Agreement (as amended by this Amendment and Joinder Agreement) is hereby incorporated herein in its entirety by reference.

2.    Additional Sub-Managers. By executing and delivering this Amendment and Joinder Agreement, each of the Future Initial Sub-managers is hereby appointed by the Manager as a Sub-manager under the Management Agreement as provided in Section 2.10 thereof, and each of the Future Initial Sub-managers hereby becomes a party to the Management Agreement as a Sub-manager.

3.    Amendment. The Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Management Agreement attached as Exhibit A hereto. Exhibit A hereto constitutes a conformed copy of the Management Agreement including amendments made prior to and pursuant to this Amendment and Joinder Agreement.

3.    Consent to Amendment. The Manager, solely to the extent required by the Indenture, hereby consents to the amendment of the defined term “Weekly Allocation Date”, as amended pursuant to Amendment No 4.

4.    Counterparts; Binding Effect. This Amendment and Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. This Amendment and Joinder Agreement shall become effective when each of the Future Service Recipients, the other Service Recipients, the Manager and the Trustee has executed a counterpart hereof.    Delivery of an executed counterpart of a signature page of this Amendment and Joinder Agreement in electronic form (including by telecopy, pdf, or e-signature) shall be effective as delivery of a manually executed counterpart of this Amendment and Joinder Agreement.

5.    Full Force and Effect. Except as expressly supplemented and amended hereby, the Management Agreement shall remain in full force and effect.

6.    Governing Law. THIS AMENDMENT AND JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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7.    Electronic Signatures and Transmission. For purposes of this Amendment and Joinder Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Amendment and Joinder Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Amendment and Joinder Agreement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the undersigned has caused this Amendment and Joinder Agreement to be duly executed and delivered as of the date first above written.

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN FUNDING HOLDCO, LLC as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN PRODUCT SOURCING LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN SYSTEMS LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

1-800-RADIATOR PRODUCT SOURCING LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

1-800-RADIATOR FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MAACO FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

ECONO LUBE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

DRIVE N STYLE FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MERLIN FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

CARSTAR FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 PROPERTIES SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

TAKE 5 LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 OIL CHANGE, INC., as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

ABRA FRANCHISOR SPV LLC, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN BRANDS, INC., as Manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

FUSA FRANCHISOR SPV LLC, as a Future Service Recipient, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

FUSA PROPERTIES SPV LLC, as a Future Service Recipient, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN BRANDS SHARED SERVICES, LLC, as a Sub-manager,

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE CAR CARE CENTERS LLC, as a Sub-manager,

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MAACO FRANCHISING LLC, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

1-800 RADIATOR & A/C, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

1-800-RADIATOR FRANCHISE, INC., as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

ECONO LUBE N’ TUNE, LLC, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVE N STYLE LLC, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

SBA-TLC LLC, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

ABRA FRANCHISING, LLC, as a Future Initial Sub-manager, for purposes of Section 2 hereof, and, after giving effect to Section 2 hereof, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

FUSA, LLC, as a Future Initial Sub-manager, for purposes of Section 2 hereof, and, after giving effect to Section 2 hereof, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 LLC, as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 OIL CHANGE, INC., as a Sub-manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment to A&R Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Senior Trust Officer

[Signature Page to Amendment and Joinder to A&R Management Agreement]

DIRECTION OF CONTROL PARTY AND SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party and Servicer, hereby consents to the amendment of the Management Agreement and directs the Trustee to execute and deliver this Amendment and Joinder Agreement. The Servicer’s consent is granted solely to the extent that the amendment of the Management Agreement materially increases the Servicer’s obligations or liabilities, or materially decreases the Servicer’s rights or remedies under the Servicing Agreement, the Indenture or any other Transaction Document, and in each such case, only for such limited purpose.

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as Control Party and Servicer

By:	/s/ David A. Eckels
Name:	David A. Eckels
Title:	Senior Vicec President

[Signature Page to Amendment to A&R Management Agreement]

Exhibit A

~~EXECUTION VERSION~~

Conformed through Addendum and Amendment to Amended and Restated Back-Up

Management Agreement dated as of July 6, 2020

DRIVEN BRANDS FUNDING, LLC,

as Issuer

DRIVEN BRANDS CANADA FUNDING CORPORATION,

as Canadian Co-Issuer

THE OTHER SERVICE RECIPIENTS PARTY HERETO,

DRIVEN BRANDS, INC.,

as U.S. Manager

DRIVEN BRANDS CANADA SHARED SERVICES INC.,

as Canadian Manager

CITIBANK, N.A.,

as Trustee

and

FTI CONSULTING, INC.,

as Back-Up Manager

AMENDED AND RESTATED BACK-UP MANAGEMENT AND CONSULTING AGREEMENT

Dated as of April 24, 2018

TABLE OF CONTENTS

Page
ARTICLE 1 DEFINITIONS AND USAGE

Section 1.1	Certain Definitions	~~2~~4
Section 1.2	Rules of Construction	~~3~~5
Section 1.3	Computation of Time Periods	~~4~~5

ARTICLE 2 DUTIES AND RESPONSIBILITIES OF THE BACK-UP MANAGER

Section 2.1	Appointment of Back-Up Manager	~~4~~6
Section 2.2	General Duties	~~5~~6
Section 2.3	Cold Back-Up Management Duties	~~5~~7
Section 2.4	Warm Back-Up Management Duties	~~7~~9
Section 2.5	Hot Back-Up Management Duties	~~8~~11

ARTICLE 3 INFORMATION

Section 3.1	Information Provided by ~~Manager 9~~the Managers	12
Section 3.2	Reliance on Information	~~10~~12
Section 3.3	Delivery of Information by Back-Up Manager	~~10~~12

ARTICLE 4 COMPENSATION, EXPENSES AND INDEMNITY

Section 4.1	Compensation	~~10~~13
Section 4.2	Reimbursable Costs	~~10~~13
Section 4.3	Indemnification and Limitation of Liability of the Back-Up Manager	~~11~~14

ARTICLE 5 THE BACK-UP MANAGER

Section 5.1	Representations and Warranties Concerning the Back-Up Manager	~~13~~16
Section 5.2	Limitations of Responsibility of the Back-Up Manager	~~14~~17
Section 5.3	Right to Receive Instructions	~~14~~17
Section 5.4	Independent Contractor	~~14~~17

ARTICLE 6 CONFIDENTIALITY

Section 6.1	Confidentiality	~~15~~18

ARTICLE 7 MISCELLANEOUS PROVISIONS

Section 7.1	Term; Termination of Agreement	~~16~~19
Section 7.2	Resignation	~~17~~20
Section 7.3	Amendment	~~17~~20
Section 7.4	Successors and Assigns; Additional Securitization Entities	~~17~~20
Section 7.5	Nonpetition Covenant	~~17~~21
Section 7.6	Acknowledgement	~~18~~21
Section 7.7	Governing Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process	~~18~~21
Section 7.8	Notices	~~19~~22

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Section 7.9	Delivery Dates	~~19~~22
Section 7.10	Entire Agreement	~~19~~22
Section 7.11	Severability of Provisions	~~19~~22
Section 7.12	Binding Effect; Limited Rights of Others	~~19~~23
Section 7.13	Article and Section Headings	~~20~~23
Section 7.14	Counterparts	~~20~~23
Section 7.15	Survival	~~20~~23
Section 7.16	Electronic Signatures and Transmission	23

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AMENDED AND RESTATED BACK-UP MANAGEMENT AND CONSULTING AGREEMENT

This AMENDED AND RESTATED BACK-UP MANAGEMENT AND CONSULTING AGREEMENT, dated as of April 24, 2018 (this “Agreement”), is entered into by and among Driven Brands Funding, LLC, a Delaware limited liability company (together with its successors and assigns, the “Issuer”), Driven Brands Canada Funding Corporation, a Canadian corporation (together with its successors and assigns, the “Canadian Co-Issuer” and, together with the Issuer, the “Co-Issuers”); Driven Systems LLC, a Delaware limited liability company, Driven Product Sourcing LLC, a Delaware limited liability company, 1-800-Radiator Product Sourcing LLC, a Delaware limited liability company, 1-800-Radiator Franchisor SPV LLC, a Delaware limited liability company, Meineke Franchisor SPV LLC, a Delaware limited liability company, Maaco Franchisor SPV LLC, a Delaware limited liability company, Econo Lube Franchisor SPV LLC, a Delaware limited liability company, Drive N Style Franchisor SPV LLC, a Delaware limited liability company, Merlin Franchisor SPV LLC, a Delaware limited liability company, CARSTAR Franchisor SPV LLC, a Delaware limited liability company, Take 5 Franchisor SPV LLC, a Delaware limited liability company, ABRA Franchisor SPV LLC, a Delaware limited liability company, FUSA Franchisor SPV LLC, a Delaware limited liability company, Driven Funding HoldCo, LLC, a Delaware limited liability company ~~and~~, Take 5 Properties SPV LLC, a Delaware limited liability company, FUSA Properties SPV LLC, a Delaware limited liability company, Driven Canada Funding Holdco Corporation, a Canadian corporation, Driven Canada Claims Management GP Corporation, a Canadian corporation, Driven Canada Claims Management LP, an Ontario limited partnership, Driven Canada Product Sourcing GP Corporation, a Canadian corporation, Driven Canada Product Sourcing LP, an Ontario limited partnership, Go Glass Franchisor SPV GP Corporation, a Canadian corporation, Go Glass Franchisor SPV LP, an Ontario limited partnership, Star Auto Glass Franchisor SPV GP Corporation, a Canadian corporation, Star Auto Glass Franchisor SPV LP, an Ontario limited partnership, Carstar Canada SPV GP Corporation, a Canadian corporation, Carstar Canada SPV LP, an Ontario limited partnership, Maaco Canada SPV GP Corporation, a Canadian corporation, Maaco Canada SPV LP, an Ontario limited partnership, Meineke Canada SPV GP Corporation, a Canadian corporation, Meineke Canada SPV LP, an Ontario limited partnership, Take 5 Canada SPV GP Corporation, a Canadian corporation, Take 5 Canada SPV LP, an Ontario limited partnership, (the “Guarantors” and, together with the ~~Issuer~~Co-Issuers and each future subsidiary of ~~the Issuer~~either Co-Issuer or Driven Systems LLC, the “Securitization Entities”), Take 5 LLC, a North Carolina limited liability company, and Take 5 Oil Change, Inc., a Delaware corporation (and, together with Take 5 LLC and the Securitization Entities, the “Service Recipients”); Driven Brands, Inc., a Delaware corporation, as Manager (together with its successors and assigns, the “~~Manager~~U.S. Manager”), and Driven Brands Canada Shared Services Inc., a Canadian corporation, as Canadian Manager (together with its successors and assigns, the “Canadian Manager” and, together with the U.S. Manager, the “Managers”); Citibank, N.A. (“Citibank”), as trustee (together with its successors and assigns, the “Trustee”); and FTI Consulting, Inc., a Maryland corporation, as back-up manager (together with its successors and assigns, the “Back-Up Manager”).

RECITALS

WHEREAS, the ~~Issuer~~Co-Issuers and Citibank, as Trustee ~~and securities intermediary~~, have entered into Amendment No. 4 to the Amended and Restated Base Indenture, dated as of July 6, 2020 (“Amendment No. 4”);

WHEREAS, the ~~date of this Agreement (as  amended~~Co-Issuers, the Trustee and Citibank, N.A. as Securities Intermediary (in such capacity, together with its successors, the “Securities Intermediary”), have entered into an Amended and Restated Base Indenture dated as of April 24, 2018 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, and Amendment No. 4 thereto, and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Base Indenture”), pursuant to which the ~~Issuer~~Co-Issuers may issue from time to time one or more series of Notes (the “Notes”), in each case in accordance with a supplemental indenture supplementing the Base Indenture (the Base Indenture, as supplemented by each such Supplemental Indenture, each as amended from time to time, the “Indenture”);

WHEREAS, the Issuer, Driven Product Sourcing LLC, Driven Systems LLC, 1- 800-Radiator Product Sourcing LLC, 1-800-Radiator Franchisor SPV LLC, Meineke Franchisor SPV LLC, Maaco Franchisor SPV LLC, Econo Lube Franchisor SPV LLC, Drive N Style Franchisor SPV LLC, Merlin Franchisor SPV LLC, Carstar Franchisor SPV LLC, Take 5 Franchisor SPV LLC, Take 5 Properties SPV LLC, Driven Funding HoldCo, LLC, ABRA Franchisor SPV LLC, FUSA Franchisor SPV LLC, FUSA Properties SPV LLC, Take 5 LLC and Take 5 Oil Change, Inc. (together, the “U.S. Service Recipients~~, the  Manager~~”), Driven Brands Shared Services, LLC ~~and~~, Meineke Car Care Centers LLC, Maaco Franchising LLC, 1-800 Radiator & A/C, 1-800-Radiator Franchise, Inc., Econo Lube N’ Tune, LLC, Drive N Style LLC, SBA-TLC LLC, ~~Take 5 LLC and Take 5 Oil Change~~as Sub-managers, Driven Brands, Inc., as ~~Sub-managers~~the U.S. Manager, and the Trustee, not in its individual capacity but solely as the trustee, have entered into the Amendment and Joinder to the Amended and Restated Management Agreement, dated as of ~~the date of this~~July 6, 2020 (the Amended and Restated Management Agreement ~~(~~as so amended, and as previously and further amended, restated, ~~supplemented~~amended and restated or otherwise modified and in effect from time to time, the “U.S. Management Agreement”), pursuant to which, among other duties, the U.S. Manager will perform certain franchising, distribution, intellectual property and operational functions on behalf of the U.S. Service Recipients;

WHEREAS, the Canadian Co-Issuer, Driven Canada Funding Holdco Corporation, Driven Canada Claims Management GP Corporation, Driven Canada Claims Management LP, Driven Canada Product Sourcing GP Corporation, Driven Canada Product Sourcing LP, Go Glass Franchisor SPV GP Corporation, Go Glass Franchisor SPV LP, Star Auto Glass Franchisor SPV GP Corporation, Star Auto Glass

Franchisor SPV LP, Carstar Canada SPV GP Corporation, Carstar Canada SPV LP, Maaco Canada SPV GP Corporation, Maaco Canada SPV LP, Meineke Canada SPV GP Corporation, Meineke Canada SPV LP, and Take 5 Canada SPV GP Corporation, and Take 5 Canada SPV LP, (together, the “Canadian Service Recipients”), Driven Brands Canada Shared Services Inc., as the Canadian Manager, and the Trustee, not in its individual capacity but solely as the trustee, have entered into the Canadian Management Agreement, dated as of July 6, 2020 (as amended, restated, amended and restated or otherwise modified and in effect from time to time, the “Canadian Management Agreement”), pursuant to which, among other duties, the Canadian Manager will perform certain franchising, distribution, intellectual property and operational functions on behalf of the Canadian Service Recipients;

WHEREAS, the Service Recipients, the ~~Manager~~Managers, the Trustee and Midland Loan Services, a division of PNC Bank, National Association, as servicer (together with its successors and assigns, the “Servicer”) have entered into the Amendment and Joinder to the Amended and Restated Servicing Agreement, dated as of ~~the date of this~~July 6, 2020 (the Amended and Restated Servicing Agreement ~~(~~as so amended, and as previously and further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Servicing Agreement”), pursuant to which, among other responsibilities, the Servicer will (i) monitor and review the reports and information provided to it by the ~~Manager~~Managers and the Back-Up Manager, (ii) act as the Control Party under the Indenture and the other Transaction Documents, (iii) assist the Back-Up Manager with the development of the Transition Plan following a Warm Back-Up Management Trigger Event, (iv) assist the Back-Up Manager with implementation of the Transition Plan in connection with the termination of ~~the~~either Manager, (v) make Debt Service Advances and Collateral Protection Advances in accordance with the Servicing Agreement and (vi) provide consulting services to the Noteholders, the Service Recipients, the Back-Up Manager and the Trustee, as applicable, following the occurrence and during the continuance of a Hot Back-Up Management Trigger Event;

WHEREAS, the Service Recipients wish to engage the Back-Up Manager (i) to provide consulting and other back-up management services to the Servicer, the Service Recipients and the Trustee for the benefit of the Secured Parties and (ii) if and as required, to develop and/or implement the Transition Plan and serve as ~~the~~a Successor Manager until a Successor Manager (other than the Back-Up Manager) has been appointed;

WHEREAS, it is a condition of the issuance of Notes that the Service Recipients engage a back-up manager to perform the duties described herein; and

WHEREAS, the Back-Up Manager is willing and desires to provide the services of the back-up manager described in this Agreement, the U.S. Management Agreement, the Canadian Management Agreement and the Indenture, on the terms and conditions set forth herein and therein.

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND USAGE

Section 1.1 Certain Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in, or incorporated by reference into, the Management Agreement, including the terms defined in Annex A to the Base Indenture. The following capitalized terms shall have the following meanings:

“Agreement” has the meaning set forth in the introduction.

“Annual Visit” has the meaning set forth in Section 2.3(c)(i).

“Back-Up Manager” has the meaning set forth in the introduction.

“Back-Up Manager Indemnified Parties” has the meaning set forth in Section 4.3(a).

“Base Indenture” has the meaning set forth in the recitals.

“Canadian Co-Issuer” has the meanings set forth in the introduction.

“Canadian Management Agreement” has the meaning set forth in the recitals.

“Canadian Manager” has the meaning set forth in the introduction.

“Canadian Service Recipients” has the meaning set forth in the introduction.

“Cold Back-Up Management Duties” has the meaning set forth in Section 2.3.

“Confidential Information” has the meaning set forth in Section 6.1.

“Hot Back-Up Management Duties” has the meaning set forth in Section 2.5(a).

“Hot Back-Up Management Trigger Event” has the meaning set forth in Section 2.5.

“Indenture” has the meaning set forth in the recitals.

“Issuer” has the meaning set forth in the introduction.

~~“Management Agreement” has the meaning set forth in the recitals.~~

“~~Manager~~Managers” has the meaning set forth in the introduction.

“Notes” has the meaning set forth in the recitals.

“Quarterly Call” has the meaning set forth in Section 2.3(b)(i).

“Securitization Entities” has the meaning set forth in the recitals.

“Service Recipients” has the meaning set forth in the recitals.

“Servicer” has the meaning set forth in the recitals.

“Servicing Agreement” has the meaning set forth in the recitals.

“Transition Plan” the meaning set forth in Section 2.4(e).

“Trustee” has the meaning set forth in the introduction.

“U.S. Management Agreement” has the meaning set forth in the Recitals.

“U.S. Manager” has the meaning set forth in the introduction.

“Warm Back-Up Management Duties” has the meaning set forth in Section 2.4.

“Warm Back-Up Management Trigger Event” has the meaning set forth in Section 2.4.

Section 1.2 Rules of Construction.

(a) Each term defined in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form shall mean the singular thereof when the singular form of such term is used herein.

(i) The words “hereof,” “herein,” “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

(b) The definitions contained or used in this Agreement are equally applicable to both the masculine as well as to the feminine and neuter genders of such terms.

Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

ARTICLE 2

DUTIES AND RESPONSIBILITIES OF THE BACK-UP MANAGER

Section 2.1 Appointment of Back-Up Manager.

FTI Consulting, Inc. is hereby appointed by the Service Recipients and the ~~Manager~~Managers as the Back-Up Manager to provide the services set forth in this Agreement, and FTI Consulting, Inc. hereby accepts such appointment and agrees to perform such services subject to and in accordance with the terms of this Agreement, the U.S. Management Agreement, the Canadian Management Agreement, the Indenture and the other Transaction Documents. As Back-Up Manager, FTI Consulting, Inc. shall, subject to the terms and conditions of this Agreement, the U.S. Management Agreement, the Canadian Management Agreement, the Indenture and the other Transaction Documents, perform its obligations (i) using the same care, skill, prudence and diligence with which the Back-Up Manager generally manages and administers comparable obligations for other third parties, giving due consideration to customary and usual standards of practice of prudent management by institutional managers of businesses of the nature and character of the Driven Securitization Brands; (ii) in accordance with applicable law; and (iii) without regard to: (A) any relationship that the Back-Up Manager or any Affiliate thereof may have with any Service Recipient, ~~the~~either Manager, the Servicer, the Trustee, the Noteholders or any customer of the foregoing, any of their respective Affiliates or any other party to the Transaction Documents; (B) the ownership of any Notes by the Back-Up Manager or any Affiliate thereof; (C) the right of the Back-Up Manager or any Affiliate thereof to receive compensation for its services or reimbursement of costs, generally under this Agreement or with respect to any particular transaction; and (D) any debt or equity of Driven Brands, Inc. or any Affiliate thereof held by the Back-Up Manager or any Affiliate thereof.

Section 2.2 General Duties.

(a) Other than the duties specifically set forth in this Article 2, the Back-Up Manager shall have no obligation hereunder to supervise, verify, monitor or administer the performance of, and shall have no liability for any action taken or omitted to be taken by, ~~the~~either Manager, the Service Recipients, the Servicer or the Trustee. The duties and obligations of the Back-Up Manager shall be determined solely by the express provisions of this Agreement, the Base Indenture, the U.S. Management Agreement, the Canadian Management Agreement and the Servicing Agreement and the Back-Up Manager agrees to comply with all such duties and obligations. Further, no implied covenants or obligations shall be read into this Agreement against the Back-Up Manager.

(b) The Back-Up Manager shall make its representative(s) available to the representatives of the Service Recipients and ~~the~~each Manager such that the Service Recipients or the applicable Manager are at all times able to provide the Back-Up Manager with up-to-date information regarding the operations of the Service Recipients and the ~~Manager~~Managers for the purposes of maintaining the preparedness of the Back-

Up Manager to perform its obligations in accordance with this Agreement. The Back-Up Manager shall also make its representative(s) available to the Servicer such that the Servicer may consult with the Back-Up Manager with respect to any consents the Servicer makes under the Transaction Documents and with respect to the development and implementation of a Transition Plan, as applicable.

(c) Nothing herein shall prevent the Back-Up Manager or any of its Affiliates from engaging in other businesses or from rendering services of any kind to any Person.

(d) In no event shall the Back-Up Manager assume or be responsible for any financial obligations or liabilities of the Managers pursuant to the Management Agreement or the other Transaction Documents.

Section 2.3 Cold Back-Up Management Duties. The Back-Up Manager shall perform the following servicing duties (collectively, the “Cold Back-Up Management Duties”) commencing on the date hereof for the benefit of the Secured Parties:

(a) ~~The~~Each Manager shall directly provide the Back-Up Manager with, or otherwise cause the Back-Up Manager to receive, the certificates, notices, statements, reports and other information to be delivered to the Back-Up Manager pursuant to this Section 2.3(a) and the terms of this Agreement. Based on the information provided to it in accordance with the terms of this Agreement, unless waived by the Servicer, the Back-Up Manager shall monitor and evaluate the performance of the U.S. Manager under the U.S. Management Agreement and the Canadian Manager under the Canadian Management Agreement by promptly reviewing upon receipt thereof from the applicable Manager or upon posting thereof to the Trustee’s or the applicable Manager’s website, as applicable:

(i) each Quarterly Compliance Certificate delivered in accordance with Section 4.1(d) of the Base Indenture;

(ii) each Quarterly Noteholders’ Report delivered pursuant to Section 4.1(c) of the Base Indenture;

(iii) each Scheduled Principal Payments Deficiency Notice delivered pursuant to Section 4.1(e) of the Base Indenture;

(iv) each Annual Accountants’ Report delivered pursuant to Section 4.1(f) of the Base Indenture;

(v) the financial statements of Driven Brands, Inc. and the Securitization Entities as required under Section 4.1(g) and (h) of the Base Indenture;

(vi) each written instruction regarding withdrawals and payments from the Management Accounts and Indenture Trust Accounts; ~~and~~

(vii) each Weekly Manager’s Certificate delivered pursuant to Section 4.1(a) of the Base Indenture; and

(viii) each FX Exchange Report delivered pursuant to Section 4.1(b) of the Base Indenture.

(b) on a quarterly basis,

(i) discussing by telephone with ~~the~~a Manager’s management team the performance of the Driven Securitization Brands, and verifying any make-whole prepayment consideration (it being understood that such verification will be based solely on the information provided to the Back-Up Manager by ~~the~~a Manager); provided that such discussion shall occur within sixty (60) days of the last day of each day of each of the first three quarters of each fiscal year of the applicable Manager (each, a “Quarterly Call”); and

(ii) upon request of the Control Party, either discussing by telephone the results of the Quarterly Call with the Control Party or permitting the Control Party to monitor the Quarterly Call without active participation;

(c) on an annual basis,

~~(i)~~ (i) upon reasonable advance notice to the each Manager, conducting an on-site visit with the ~~Service Recipients and the~~U.S. Securitization Entities and the U.S. Manager and the Canadian Securitization Entities and the Canadian Manager, as the case may be, and discussing with ~~the~~such Manager’s management team and reviewing the performance of ~~the~~such Manager and the applicable Driven Securitization Brands in the United States and Canada, respectively, and verifying any make-whole prepayment consideration for the prior fiscal quarter (it being understood that such verification will be based solely on the information provided to the Back-Up Manager by ~~the~~such Manager), and unless waived or otherwise directed by the Control Party, reviewing (1) the cash management systems of ~~the~~such Manager and the applicable Service Recipients, (2) ~~the~~such Manager’s remittance of all amounts owed under the Transaction Documents, (3) the operations and performance of the applicable Driven Securitization Brands generally in the United States and Canada, respectively, (4) the Weekly Management Fees ~~and~~, the Supplemental Management Fees, and if any, the Excess Canadian Weekly Management Fees, and any other amounts paid to ~~the~~such Manager, (5) any changes in personnel at the executive level of ~~the~~such Manager, (6) business plans for the applicable Driven Securitization Brands prepared in accordance with ~~the~~such Manager’s existing business practices, (7) the servicing of the applicable Advertising Fees in the United States and Canada, respectively, (8) the affairs, finances and accounts relating to ~~Driven Brands, Inc.’~~such Manager’s inter-company arrangements with any of its officers, directors and other representatives, and (9) all other areas related to the transactions contemplated by the applicable Transaction Documents as reasonably requested by the Control Party at least ten (10) Business Days prior to such annual meeting; provided that such meeting shall occur within ninety (90) days of the last day of each fiscal year of the applicable Securitization Entities (the “Annual Visit”); and

~~(ii)~~ (ii) upon request of the Control Party, discussing by telephone the results of the Annual Visit with the Control Party; and

(d) from time to time, performing other procedures as agreed upon by the Servicer and the Back-Up Manager, which procedures may include obtaining the Quarterly Noteholders’ Report for any one (1) fiscal quarter during the twelve (12) months ending on the immediately preceding fiscal year, and for such Quarterly Noteholders’ Report (i) reconciling the amounts in such Quarterly Noteholders’ Report to the ~~Manager’s~~Managers’ computer, accounting and other reports and (ii) identifying any amounts that the Back-Up Manager was unable to reconcile. The Back-Up Manager shall notify the ~~Manager~~Managers and the Control Party of any amounts in clause (ii) of the prior sentence that the Back-Up Manager is unable to reconcile, and if any such amounts are not reconciled with the ~~Manager~~Managers within ten (10) Business Days after notice thereof, the Back-Up Manager shall notify the Rating Agencies and the Control Party in writing of the amounts that the Back-Up Manager has still been unable to reconcile.

Section 2.4 Warm Back-Up Management Duties. For purposes of this Section 2.4, a “Warm Back-Up Management Trigger Event” shall mean the occurrence and continuation of (i) any event that causes a Cash Trapping Period to begin and that continues for at least two (2) consecutive Quarterly Calculation Dates or (ii) a Rapid Amortization Event, in each case, that has not been waived or approved by the Controlling Class Representative. Additionally, if an Advance Period has occurred and is continuing for at least sixty (60) days, the Back-Up Manager shall perform the duties specified in clauses (a) and (b) of this Section 2.4 after receiving direction from the Control Party (an “Advance Period Notice”). Within two (2) Business Days of obtaining Actual Knowledge of the occurrence and continuance of any Warm Back-Up Management Trigger Event, the ~~Manager~~Managers, the Service Recipients, the Back-Up Manager, the Servicer or the Trustee, as applicable, shall notify each other and each Rating Agency in writing of such occurrence. Upon receipt of such notice or an Advance Period Notice, the Back-Up Manager shall commence the following duties (collectively, the “Warm Back-Up Management Duties”) (or in the case of an Advance Period Notice, the duties specified in clauses (a) and (b) of this Section 2.4) and will, within fifteen (15) days after receipt of such written notice, have taken all steps reasonably necessary to enable it to provide such duties:

(a) performing an in-depth situation analysis of ~~the~~each Manager and its financial position and of the Collateral and the applicable Service Recipients, based on information provided to the Back-Up Manager pursuant to the terms of this Agreement and the Indenture. In connection with such analysis, the Back-Up Manager shall analyze, inter alia, (1) the key drivers of historical performance, (2) the strategic business plan for the Service Recipients to determine weaknesses (if any) and viability, and (3) the causes of poor performance, including pricing, cost structure and leverage;

(b) generating revised projections (including cash forecasts, income statements and balance sheets) for the Service Recipients and the Collateral, which projections will be based on, inter alia, variance analyses and stress tests to sensitize forecasts and incorporate changes to the models used by one or more Rating Agencies in connection with the issuance of ratings on the Notes;

(c) to the degree relevant based upon the Back-Up Manager’s analysis of the situation and at the direction of the Servicer, identifying alternative suppliers and providers of services in connection with the Service Recipients;

(d) at the direction of the Servicer, obtaining appraisals and valuations of the Collateral; and

(e) developing a comprehensive transition plan (the “Transition Plan”) with the assistance and oversight of the Servicer to prepare for a transition to a Successor Manager if ~~the~~a Manager is (or the Managers are) terminated following the occurrence of a Manager Termination Event with respect to the terminated Manager(s), pursuant to which the Back-Up Manager shall, based on the circumstances related to such Warm Back-Up Management Trigger Event:

(i) in consultation with the ~~Manager~~terminated Manager(s) identify personnel then-employed by ~~the~~such Manager that could assist in the transfer of ~~the~~such Manager’s duties and obligations, including the transfer of accounting, receivables, payables, finance, payroll and other financial services, to a Successor Manager; and

(ii) in consultation with the ~~Manager~~terminated Manager(s) identify and recommend individuals from ~~the~~such Manager’s existing management team, the Back-Up Manager’s own organization and from other organizations that could perform obligations under this Agreement and ~~the~~applicable Management Agreement.

Any Transition Plan may include, but is not limited to a recommendation to either terminate ~~the Manager’s~~Driven Brands, Inc.’s or Driven Brands Canada Shared Services Inc.’s position as a Manager under the applicable Management Agreement or re-engage ~~the Manager~~Driven Brands, Inc. or Driven Brands Canada Shared Services Inc., as applicable, to serve as a Manager under the applicable Management Agreement. The Back-Up Manager will first submit ~~the~~a Transition Plan to the Servicer and the Trustee for the approval of the Servicer, and to the extent such approval is not granted, both the Back-Up Manager and the Servicer will continue to work in good faith to achieve such approval. Under no circumstances will the Transition Plan be implemented prior to the occurrence of a Hot Back-Up Management Trigger Event.

Section 2.5 Hot Back-Up Management Duties. For purposes of this Section 2.5, a “Hot Back-Up Management Trigger Event” shall mean the occurrence and continuation of a Manager Termination Event with respect to either Manager or both Managers that has not been waived by the Control Party (at the direction of the Controlling Class Representative).

(a) If a Hot Back-Up Management Trigger Event has occurred and is continuing, the Control Party (at the direction of the Controlling Class Representative) may direct the Trustee to deliver a termination notice to terminate the a Manager (or the Managers) pursuant to Section 6.1(a) of the U.S. Management Agreement or Section 6.1(a) of the Canadian Management Agreement, as applicable (with a copy to the Issuer or the Canadian Co-Issuer, as applicable, any other Manager, the Back-Up Manager and the Rating Agencies). Delivery of a termination notice from the Trustee will not be required to terminate the applicable Manager in respect of a Hot Back-Up Management Trigger Event caused by a Manager Termination Event described in clauses (~~vii~~vi) or (~~viii~~vii) of the definition thereof, for which termination of the applicable Manager shall be automatic. Promptly following receipt of a written notice from the Trustee that a Hot Back-Up Management Trigger Event has occurred and is continuing, the Back-Up Manager shall perform the following additional duties (collectively, the “Hot Back-Up Management Duties”):

(i) implement ~~the~~a Transition Plan, and, if so requested by the Trustee (acting at the direction of the Control Party), assist the Trustee and the Servicer in identifying one or more Persons other than the Back-Up Manager to act as Successor Manager, within ninety (90) calendar days following the occurrence of such Hot Back-Up Management Trigger Event; and

(ii) take over the management of the applicable Service Recipients and initiate reasonable steps necessary or advisable in connection with stabilizing the condition of each of ~~the~~such Service Recipients, pending the appointment of a Successor Manager, to: (A) exercise full inspection and audit rights against ~~the~~such Service Recipients and to protect the applicable Collateral and the condition and value thereof, (B) restructure and re-negotiate one or more Transaction Documents previously entered into by ~~any~~such Service Recipients, (C) make and implement personnel decisions, (D) hire external consultants and other qualified Persons to facilitate operations, and (E) liquidate applicable Collateral, to the extent allowed under the applicable Transaction Documents or applicable law~~.~~, if reasonably necessary, subject to satisfaction of the applicable conditions to such actions under the applicable Transaction Documents.

(b) Until a Successor Manager is appointed by the Control Party (acting at the direction of the Controlling Class Representative), the Back-Up Manager will serve as ~~the~~a Successor Manager and will work with the applicable Manager to implement the Transition Plan. If the Back-Up Manager serves as ~~the~~a Successor Manager, the Back-Up Manager will act only in consultation with, and at the direction of, the Servicer (and, if otherwise required under the Transaction Documents, the applicable Service Recipients).

ARTICLE 3

INFORMATION

Section 3.1 Information Provided by ~~Manager~~the Managers. Upon request, the ~~Manager~~Managers will provide the Back-Up Manager with the certificates and reports listed in Section 2.3(a) (which may be provided by accessing the Trustee’s or the applicable Manager’s password-protected website) and any other information reasonably requested by the Back-Up Manager to perform its obligations hereunder; provided, however, that the Back-Up Manager shall not require the ~~Manager~~Managers to produce reports or other information that ~~the Manager does~~they do not currently produce or which, in the reasonable judgment of ~~the~~each Manager, would be unreasonably expensive or burdensome to prepare or produce. The ~~Manager~~Managers shall also provide the Back-Up Manager with any amendments to any Transaction Documents and shall provide the Back-Up Manager with copies of all Transaction Documents for each Series of Notes issued pursuant to the Indenture. The Securitization Entities and the Managers agree to fully and promptly cooperate with all reasonable requests of the Back-Up Manager for information or access (during normal business hours and subject to reasonable prior notice) to management team members with respect to the Back-Up Manager’s provision of all Warm Back-Up Management Duties and all Hot Back-Up Management Duties during the continuation of a Warm Back-Up Management Trigger Event or a Hot Back-Up Management Trigger Event or if an Advance Period Notice has been delivered.

Section 3.2 Reliance on Information. In connection with the performance of its obligations under this Agreement and the other Transaction Documents, the Back-Up Manager is entitled to conclusively rely upon written information or any certification provided to it by the ~~Manager~~Managers, the Service Recipients, the Servicer, or ~~and~~ the Trustee without the obligation to investigate the accuracy or completeness of any such information or any certification and shall have no liability for actions taken in reasonable reliance thereon.

Section 3.3 Delivery of Information by Back-Up Manager. Delivery of reports, information and documents to the Trustee, the ~~Manager~~Managers, the Servicer and the Controlling Class Representative pursuant to Article 2 is for informational purposes only and the receipt by the Trustee, the ~~Manager~~Managers, the Servicer and the Controlling Class Representative of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Service Recipients’, the ~~Manager’s~~Managers’, the Servicer’s or any other entity’s compliance with any of its covenants under any of the Transaction Documents (as to which the Trustee, the ~~Manager~~Managers, the Servicer and the Controlling Class Representative ~~is~~are entitled to rely on officer’s certificates from such entities).

ARTICLE 4

COMPENSATION, EXPENSES AND INDEMNITY

Section 4.1 Compensation. As compensation for the performance of its obligations under this Agreement, in addition to the reimbursement of expenses pursuant to Section 4.2, the Back-Up Manager shall be entitled to a fee based upon the time incurred in providing services hereunder multiplied by the Back-Up Manager’s standard hourly rates, as agreed upon under a separate fee letter among the ~~Manager~~Managers, the Securitization Entities and the Back-Up Manager; provided that such fee shall be paid on each Weekly Allocation Date only from amounts available therefor under the Indenture in accordance with the Priority of Payments on such Weekly Allocation Date. The Back-Up Manager Fees shall be payable as Securitization Operating Expenses in accordance with the Priority of Payments.

Section 4.2 Reimbursable Costs. The Securitization Entities (including on behalf of the other Service Recipients) shall reimburse the Back-Up Manager for all reasonable and documented disbursements, expenses and out-of-pocket costs incurred or made by it in connection with the performance of its obligations under this Agreement; provided that (a) in the performance of its Cold Back-Up Management Duties, the Back- Up Manager must receive the prior written approval of the Securitization Entities and the ~~Manager~~Managers prior to incurring expenses anticipated to exceed $~~8,000~~14,000 in the aggregate per trip or single occurrence, and reimbursements under this Section 4.2 shall not exceed $~~15,000~~25,000 per annum without the prior written approval of the ~~Manager~~Managers, and (b) in the performance of its Warm Back-Up Management Duties, the Back-Up Manager must receive the prior written approval of the applicable Securitization Entities and the applicable Manager prior to incurring expenses anticipated to exceed $~~10,000~~20,000 in the aggregate per trip or single occurrence, and reimbursements under this Section 4.2 shall not exceed $~~30,000~~50,000 per annum without the prior written approval of the Control Party, and (c) in the performance of its Hot Back-Up ~~Manager~~Management Duties, the Back-Up Manager must receive the prior written approval of the Control Party prior to incurring expenses anticipated to exceed $~~15,000~~30,000 in the aggregate per trip or single occurrence, and reimbursements under this Section 4.2 shall not exceed $~~60,000~~100,000 per annum without the prior written approval of the Control Party. Such reimbursements of costs and expenses shall include the reasonable compensation, disbursements and expenses of the Back-Up Manager’s agents and outside counsel. The Securitization Entities shall not be required to reimburse any expense incurred by the Back-Up Manager through the Back-Up Manager’s own fraud, bad faith, willful misconduct or gross negligence. Any reimbursable costs and expenses shall be payable to the Back-Up Manager on each Weekly Allocation Date only out of amounts available therefor under the Indenture in accordance with the Priority of Payments on such Weekly Allocation Date. The reimbursement of expenses and other costs pursuant to this Section 4.2 shall be payable as Securitization Operating Expenses in accordance with the Priority of Payments.

Section 4.3 Indemnification and Limitation of Liability of the Back-Up Manager.

(a) The Back-Up Manager will indemnify each of the Service Recipients and their respective members, officers, directors, managers, employees and agents for all claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits, and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of: (i) the breach by the Back- Up Manager of any representation, warranty or covenant under ~~the Back-Up Management~~this Agreement or (ii) the Back-Up Manager’s gross negligence, bad faith, willful misconduct or fraudulent behavior in the performance of its duties under ~~the Back-Up Management~~this Agreement; provided, that the Back-Up Manager will have no obligation of indemnity to any such party to the extent any such claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits, and related costs and judgments and other costs, fees and reasonable expenses are caused by such party’s gross negligence, bad faith, willful misconduct or fraudulent behavior.

(b) Except as set forth in the prior paragraph, neither the Back-Up Manager nor any of its members, officers, directors, managers, employees or agents (collectively, the “Back-Up Manager Indemnified Parties”) shall be under any liability to the Service Recipients, the ~~Manager~~Managers, the Servicer, the Control Party, the Controlling Class Representative, the Trustee, or the Noteholders for any action taken, or not taken, in good faith pursuant to this Agreement, for any action taken, or not taken, in good faith pursuant to this Agreement due to a Manager failing to comply with the terms and conditions of the Transaction Documents (including but not limited to any applicable Management Agreement and this Agreement) after reasonable request therefor (it being understood that such a reasonable request shall not be construed to require the Back-Up Manager to affirmatively take any legal, administrative, judicial or other action to enforce the provisions of the Transaction Documents), or for errors in judgment made in good faith unless it is proven that the Back-Up Manager was grossly negligent in ascertaining the pertinent facts; provided, however, that this provision shall not protect the Back-Up Manager Indemnified Parties against liability for any material breach of a representation, warranty or covenant made herein, or against any expense or liability specifically required to be borne thereby without right of reimbursement pursuant to the terms hereof, or against any liability that would otherwise be imposed by reason of gross negligence, bad faith, willful misconduct or fraudulent behavior in the performance of their obligations or duties hereunder or by reason of the Back-Up Manager’s grossly negligent disregard of such obligations or duties. The Back-Up Manager Indemnified Parties may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

(c) The Securitization Entities (including on behalf of the other Service Recipients) shall jointly and severally indemnify and hold harmless the Back-Up Manager Indemnified Parties from and against any claims, losses, penalties, fines, forfeitures, legal fees, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur arising out of or incurred in connection with this Agreement, the Notes, any other

Transaction Document or any of the Collateral, other than any such claim, loss, penalty, fine, forfeiture, legal fee, liability, obligation, damage, action, suit and related cost, judgment or other cost, fee or reasonable expense: (i) specifically required to be borne by the Back-Up Manager pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties under this Agreement; or (ii) that was incurred in connection with claims against such party resulting from (A) any material breach of a representation, warranty or covenant made herein by such party or (B) the gross negligence, bad faith, willful misconduct or fraudulent behavior of such party.

(d) The Back-Up Manager shall not be under any obligation under this Agreement to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Back-Up Manager may, in its discretion, undertake any such action which it may reasonably deem necessary or desirable with respect to the enforcement and/or protection of its rights and duties. In such event, the reasonable legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Securitization Entities (including on behalf of the other Service Recipients) and the Back-Up Manager shall be entitled to the direct payment of such expense, or to be reimbursed therefor. All indemnities and reimbursements on account of the Back-Up Manager Indemnified Parties pursuant to this Section 4.3 shall be payable out of funds on deposit in the Collection Account in accordance with the Priority of Payments.

(e) The Back-Up Manager may rely upon, and shall have no liability for actions taken or not taken in good faith and in reasonable reliance upon any resolution, certificate, statement, instrument, report, notice, request, direction, consent or other written information reasonably believed by it to be genuine and delivered by or on behalf of the ~~Manager~~Managers, the Service Recipients or the Servicer, without the obligation to investigate the accuracy or completeness of any such Certification or written information.

(f) In the exercise and performance of its duties and obligations hereunder or under any of the Transaction Documents, the Back-Up Manager (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them and (ii) may, except as otherwise provided in Section 4.3(c), at its own expense if it is acting solely on its own behalf and not on behalf of or for the benefit of the Noteholders, consult with counsel, accountants and other professionals or experts selected and monitored by the Back-Up Manager in good faith and in the absence of gross negligence, and the Back-Up Manager shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other professionals or experts.

(g) No recourse may be taken, directly or indirectly, with respect to the obligations of the Back-Up Manager under this Agreement or any other Related Document or any certificate or other writing delivered in connection herewith or therewith, against any partner, owner, beneficiary, agent, officer, director, employee or agent of the Back-Up Manager, in its individual capacity, any holder of equity in the Back-Up Manager or in any successor or assign of the Back-Up Manager in its individual capacity, except as any such Person may have expressly agreed.

(h) Notwithstanding anything herein or in any other Transaction Document to the contrary, in performing its duties as Successor Manager, in no event shall the Back-Up Manager assume or be responsible for any financial obligations or liabilities in connection with the performance of such duties pursuant to the Back-Up Management Agreement, any Management Agreement or any other Transaction Document. Any such obligations or liabilities shall be the sole responsibility of the Co- Issuers and/or the applicable Manager.

ARTICLE 5

THE BACK-UP MANAGER

Section 5.1 Representations and Warranties Concerning the Back-Up Manager. The Back-Up Manager represents and warrants to the Service Recipients and the Trustee, as of the date hereof and each Series Closing Date (except if otherwise expressly noted), as follows:

(a) Organization and Good Standing. It is a duly organized, validly existing corporation in good standing under the laws of the state of its organization. It has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement.

(b) Power and Authority. The execution and delivery of this Agreement and the performance by the Back-Up Manager of its duties hereunder have been duly authorized by all necessary action on its part.

(c) No Conflicts. The execution and delivery of this Agreement will not (i) conflict with any provision of the certificate of incorporation of the Back-Up Manager or the by-laws of the Back-Up Manager, (ii) violate or result in a breach of any material contract to which the Back-Up Manager is a party or (iii) violate any law to which the Back-Up Manager is subject, except, in the case of clauses (ii) and (iii) for such violation or breaches which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities or financial condition of the Back-Up Manager or a material adverse effect on the ability of the Back-Up Manager’s ability to perform its obligations under this Agreement.

(d) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Back-Up Manager and constitutes a legal, valid and binding obligation of the Back-Up Manager, enforceable against the Back-Up Manager in accordance with its terms except as such enforceability may be limited by the Bankruptcy Code and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

(e) No Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Back-Up Manager, threatened in writing against or affecting the Back-Up Manager, before or by any Governmental Authority having jurisdiction over the Back-Up Manager with respect to any of the transactions contemplated by this Agreement asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of this Agreement.

Section 5.2 Limitations of Responsibility of the Back-Up Manager. The Back- Up Manager will have no responsibility under this Agreement other than to render the services called for hereunder in good faith and, to the extent applicable, consistent with this Agreement.

Section 5.3 Right to Receive Instructions. In the event that the Back-Up Manager is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement or any Related Document, or any such provision is, in the good faith judgment of the Back-Up Manager, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any Related Document permits any determination by the Back-Up Manager or is silent or is incomplete as to the course of action that the Back-Up Manager is required to take with respect to a particular set of facts, the Back-Up Manager may give notice (in such form as shall be appropriate under the circumstances and as permitted by the terms of this Agreement) to the Control Party requesting instructions in accordance with the Base Indenture and, to the extent that the Back-Up Manager shall have acted or refrained from acting in good faith in accordance with any such instructions received from the Control Party, the Back-Up Manager shall not be liable on account of such action or inaction to any Person. If the Back-Up Manager shall not have received appropriate instructions from the Control Party within ten (10) days of such notice (or within such shorter period of time reasonably appropriate under the circumstances as may be specified in such notice) the Back-Up Manager may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as the Back-Up Manager shall deem to be in the best interests of the Noteholders and the Service Recipients. The Back-Up Manager shall have no liability to any Person for such action or inaction taken in reliance on the preceding sentence except for the Back-Up Manager’s own gross negligence, bad faith, willful misconduct or fraudulent behavior.

Section 5.4 Independent Contractor. In performing its obligations as Back- Up Manager hereunder the Back-Up Manager acts solely as an independent contractor of each of the Service Recipients, the ~~Manager~~Managers, the Trustee and the Controlling Class Representative. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between any Service Recipients, the Trustee, the ~~Manager~~Managers, the Servicer or the Controlling Class Representative and the Back-up Manager other than the independent contractor contractual relationship established hereby. The Back-Up Manager shall not be, nor shall be deemed to be, liable for any acts or obligations of the Service Recipients, the ~~Manager~~Managers, the Servicer, the Controlling Class Representative or the Trustee and, without limiting the foregoing, the Back-Up Manager shall not be liable under or in connection with the Notes.

ARTICLE 6

CONFIDENTIALITY

Section 6.1 Confidentiality. “Confidential Information” means trade secrets and other information (including, without limitation, know how, ideas, techniques, recipes, formulas, customer lists, customer information, financial information, business methods and processes, marketing plans, specifications, and other similar information as well as internal materials prepared by the owner of such information containing or based, in whole or in part, on any such information) that is confidential and proprietary to its owner and that is disclosed by one party to an agreement to another party thereto whether in writing or disclosed orally, and whether or not designated as confidential.

(a) The Back-Up Manager acknowledges that during the term of this Agreement it may receive Confidential Information from any Non-Securitization Entity, the Securitization Entities and the ~~Manager~~Managers. The Back-Up Manager agrees to maintain the Confidential Information in the strictest of confidence and will not, at any time, use, disseminate or disclose any Confidential Information to any person or entity other than those of its employees or representatives who have a “need to know” and who have been apprised of this restriction except as expressly provided in this Agreement. The Back-Up Manager shall be liable for any breach of this Article 6 by any of its employees or any action, or use or disclosure of Confidential Information by any of its representatives which would have constituted a breach of this Article 6 had such representative been a party hereto and shall immediately notify the applicable Manager in the event of any loss or disclosure of any Confidential Information. Confidential Information shall not include information that: (i) is already known to the Back-Up Manager without restriction on use or disclosure prior to receipt of such information from any Non-Securitization Entity, a Securitization Entity or ~~the~~a Manager; (ii) is or becomes part of the public domain other than by breach of this Agreement by, or other wrongful act of, the Back-Up Manager or its employees or representatives; (iii) is developed by the Back-Up Manager independently of and without reference to any Confidential Information; (iv) is received by the Back-Up Manager from a third party who is not under any obligation to any Non-Securitization Entity, the Securitization Entities or the ~~Manager~~Managers to maintain the confidentiality of such information or (v) is required to be disclosed by applicable law, statute, rule, regulation, subpoena, court order or legal process; provided that the Back-Up Manager promptly notifies Driven Brands, Inc. or ~~its~~Driven Brands Canada Shared Services Inc., as applicable, or their applicable Subsidiaries, the ~~Issuer~~Co-Issuers and the ~~Manager~~Managers of such requirement and reasonably cooperates with Driven Brands, Inc. or ~~its~~Driven Brands Canada Shared Services Inc., as applicable, or their applicable Subsidiaries, the Service Recipients and the ~~Manager~~Managers to minimize the extent of such disclosure. The duties hereunder shall survive termination of this Agreement and (A) for trade secret information, shall continue for as long as such information remains a trade secret under applicable law, and (B) for all other Confidential Information, shall continue for three years after the term of this Agreement in accordance with Section 7.1.

(b) All books, records, documents, papers or other materials relating to any Non-Securitization Entity’s, the Securitization Entities’ or the ~~Manager’s~~Managers’ business, Intellectual Property, customers, suppliers, distributors, franchisees, products or projects received by the Back-Up Manager containing Confidential Information or other proprietary information or trade secrets of any Non-Securitization Entity, any Securitization Entity or ~~the~~ Manager, including any copies thereof shall at all times be and remain the property of the applicable Non-Securitization Entity, Securitization Entity or ~~the~~ Manager, as the case may be, and shall be destroyed or returned immediately to the applicable Non-Securitization Entity, Securitization Entity or ~~the~~ Manager, as the case may be, upon termination of this Agreement, or earlier at the request of the applicable Non-Securitization Entity, Securitization Entity or ~~the~~ Manager; provided, however, that the Back-Up Manager may retain such limited media and materials containing Confidential Information for customary archival and audit purposes (including with respect to regulatory compliance) only for reference with respect to the prior dealings between the parties and subject to the confidentiality terms of this Agreement. To the extent the Back-Up Manager is required to return or destroy materials containing the Non-Securitization Entities’, Securitization Entities’ or the ~~Manager’s~~Managers’ Confidential Information as described in this Section 6.1(b), the Back-Up Manager shall provide a certificate of an authorized employee attesting to the return and/or destruction of such materials upon request.

(c) Nothing in this Article 6 shall be construed as preventing any Non- Securitization Entity that is not a party hereto, all of which shall be third-party beneficiaries of the rights arising under this Article 6, as applicable, the Service Recipients, the ~~Manager~~Managers or the Trustee from pursuing any and all remedies available to it for the breach or threatened breach of covenants made in this Article 6, including recovery of money damages or temporary or permanent injunctive relief.

(d) It is understood that nothing in this Agreement is intended to preclude the Back-Up Manager or its affiliates from engaging in related types of consulting work with other firms or organizations, whether in a related business or otherwise; provided that reasonable and proper professional safeguards are maintained to ensure that Confidential Information is not made available to such other firms or organizations.

ARTICLE 7

MISCELLANEOUS PROVISIONS

Section 7.1 Term; Termination of Agreement. The duties and obligations of the Back-Up Manager under this Agreement shall continue for a period of seven (7) years from the date hereof, and will automatically renew for one (1) year periods on each anniversary, unless this Agreement is earlier terminated by the Trustee, acting at the direction of the Control Party at any time, by providing five (5) days’ prior written notice thereof to the ~~Manager~~Managers, the Back-Up Manager, the ~~Issuer~~Co-Issuers, the Servicer and the Rating Agencies. This Agreement will also terminate upon (a) the satisfaction and discharge of the Indenture pursuant to Article 12 of the Base Indenture, (b) the assumption by the Back-Up Manager of all rights and obligations of the U.S. Manager pursuant to Section 6.1(a) of the U.S. Management Agreement and all rights and obligations of the Canadian Manager pursuant to Section 6.1(a) of the Canadian Management Agreement, (c) the resignation of the Back-Up Manager pursuant to Section 7.2 or (d) the final payment or other liquidation of the last Managed Asset.

Section 7.2 Resignation. The Back-Up Manager may not resign as Back-Up Manager except upon determination that (a) the performance of its duties under this Agreement is no longer possible under applicable law and (b) there is no reasonable action the Back-Up Manager could take to make the performance of its duties under this Back-Up Management Agreement permissible under applicable law. Any such determination requiring the Back-Up Manager’s resignation will be evidenced by an Opinion of Counsel to such effect, delivered to the Trustee, the Control Party, the ~~Issuer~~Co-Issuers and the ~~Manager~~Managers. In addition, the Back-Up Manager will be permitted to resign if the Back-Up Manager Fee due and owing to the Back-up Manager remains unpaid for more than sixty (60) days after it becomes due and payable and any invoice for the Back-Up Manager Fee has been delivered pursuant to the notification methods specified in Section 7.8.

Section 7.3 Amendment. This Agreement may only be amended from time to time by a writing signed by the parties hereto. Any amendment or modification effected contrary to the provisions of this Section 7.3 shall be null and void. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which it is given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right under this Agreement or applicable law, nor shall any single or partial exercise of any such right preclude any other ~~for~~or further exercise thereof or the exercise of any other right under this Agreement or applicable law.

Section 7.4 Successors and Assigns; Additional Securitization Entities. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Back- Up Manager may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Service Recipients, the ~~Manager~~Managers, the Trustee and the Control Party. Any Affiliate of Driven Brands, Inc. or Driven Brands Canada Shared Services Inc. that becomes a Securitization Entity may become a party to this Agreement by entering into a written addendum pursuant to which such Affiliate agrees to all of the provisions of this Agreement and to assume all of the rights, duties and obligations of a Service ~~Recipients~~Recipient hereunder.

Section 7.5 Nonpetition Covenant. The Back-Up Manager shall not, prior to the date that is one year and one day, or if longer, the applicable preference period then in effect, after the payment in full of the Outstanding Principal Amount of the Notes of each Series, petition or otherwise invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against any Securitization Entity under any insolvency law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Securitization Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Securitization Entity.

Section 7.6 Acknowledgement. Without limiting the foregoing, the Back-Up Manager hereby acknowledges that, on the date hereof, the Securitization Entities will pledge to the Trustee under the Indenture and the Guarantee and Collateral Agreement, as applicable, all of such Securitization Entities’ right and title to, and interest in, this Agreement and the Collateral, and such pledge includes all of such Securitization Entities’ rights, remedies, powers and privileges, and all claims of such Securitization Entities~~’ a~~gainst the Back-Up Manager, under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the rights of such Securitization Entities and the obligations of the Back-Up Manager hereunder and (ii) the right, at any time, to give or withhold consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Back-Up Manager hereunder to the same extent as such Securitization Entities may do. The Back-Up Manager hereby consents to such pledges described above, acknowledges and agrees that (x) the Servicer (in its capacity as Servicer and as the Control Party) shall be a third-party beneficiary of the rights of such Securitization Entities arising hereunder and (y) the Trustee and the Control Party may, to the extent provided in the Indenture and the Guarantee and Collateral Agreement, enforce the provisions of this Agreement, exercise the rights of such Securitization Entities and enforce the obligations of the Back-Up Manager hereunder without the consent of such Securitization Entities.

Section 7.7 Governing Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(c) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any Transaction Documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

(d) The Back-Up Manager irrevocably consents to service of process in the manner provided for notices in Section 7.8. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.8 Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy, facsimile or electronic mail transmission of a .pdf or similar file or (d) personal delivery with receipt acknowledged in writing, to the address set forth in Section 14.1 of the Base Indenture. If the Indenture or this Agreement permits reports to be posted to a password-protected website, such reports shall be deemed delivered when posted on such website. Any party hereto may change its address for notices hereunder by giving notice of such change to the other parties hereto, with a copy to the Control Party. Any change of address of a Noteholder shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands to any Person hereunder shall be deemed to have been given either at the time of the delivery thereof at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

Section 7.9 Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Back-Up Manager hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

Section 7.10 Entire Agreement. This Agreement, together with the Indenture and the other Transaction Documents constitute the entire agreement and understanding of the parties with respect to the subject matter hereof. Any prior and contemporaneous agreements and understandings, whether oral or written, among the parties with respect to the subject matter hereof is superseded by this Agreement, the Indenture and the other Transaction Documents.

Section 7.11 Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 7.12 Binding Effect; Limited Rights of Others. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Except as provided in the preceding sentence and in Section 7.4 and Section 7.6, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.

Section 7.13 Article and Section Headings. The Article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.14 Counterparts. This Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Section 7.15 Survival. The provisions of Sections 4.1, 4.2, 4.3, 6.1, 7.5, 7.7, and this Section 7.15 shall survive the termination of this Agreement.

Section 7.16 Electronic Signatures and Transmission. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

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IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Back-Up Management and Consulting Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DRIVEN BRANDS FUNDING, LLC, as Issuer

By:
Name:
Title:

DRIVEN PRODUCT SOURCING LLC, as a Service Recipient

By:
Name:
Title:

DRIVEN SYSTEMS LLC, as a Service
Recipient

By:
Name:
Title:

1-800-RADIATOR PRODUCT SOURCING LLC, as a Service Recipient

By:
Name:
Title:

~~A-2-25~~

Back-Up Management Agreement

1-800-RADIATOR FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

MEINEKE FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

MAACO FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

ECONO LUBE FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

DRIVE N STYLE FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

MERLIN FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

CARSTAR FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

TAKE 5 FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

ABRA FRANCHISOR SPV LLC, as a
Service Recipient

By:
Name:
Title:

FUSA FRANCHISOR SPV LLC, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

FUSA PROPERTIES SPV LLC, as a Service Recipient

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, in its capacity as general partner of DRIVEN CANADA CLAIMS MANAGEMENT LP, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, in its capacity as general partner of DRIVEN CANADA PRODUCT SOURCING LP, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

GO GLASS FRANCHISOR SPV GP CORPORATION, in its capacity as general partner of GO GLASS FRANCHISOR SPV LP, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, in its capacity as general partner of STAR AUTO GLASS FRANCHISOR SPV LP, as a Service Recipient

By:
Name:
Title:

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

CARSTAR CANADA SPV GP CORPORATION, in its capacity as general partner of CARSTAR CANADA SPV LP, as a Service Recipient

By
Name:
Title:

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By
Name:
Title:

MAACO CANADA SPV GP CORPORATION, in its capacity as general partner of MAACO CANADA SPV LP, as a Service Recipient

By
Name:
Title:

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By
Name:
Title:

~~Back-Up Management Agreement~~

MEINEKE CANADA SPV GP CORPORATION, in its capacity as general partner of MEINEKE CANADA SPV LP, as a Service Recipient

By:
Name:
Title:

TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

TAKE 5 CANADA SPV GP CORPORATION, in its capacity as general partner of TAKE 5 CANADA SPV LP, as a Service Recipient

By:
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 PROPERTIES SPV LLC, as a Service Recipient

By:
Name:
Title:

~~Back-Up Management Agreement~~

DRIVEN FUNDING HOLDCO, LLC, as a Service Recipient

By:
Name:
Title:

TAKE 5 LLC, as a Service Recipient

By:
Name:
Title:

TAKE 5 OIL CHANGE, INC., as a Service Recipient

By:
Name:
Title:

DRIVEN BRANDS, INC., as U.S. Manager

By:
Name:
Title:

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager

By:
Name:
Title:

~~Back-Up Management Agreement~~

CITIBANK, N.A., as Trustee

By:
Name:
Title:

FTI CONSULTING, INC., as Back-Up Manager

By:
Name:
Title:

~~Back-Up Management Agreement~~